NEITHER THIS NOTE NOR THE SECURITIES UNDERLYING THIS NOTE HAVE
                  BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE NOR MAY EITHER BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                          IPVOICE COMMUNICATIONS, INC.

                           CONVERTIBLE PROMISSORY NOTE


$4,900,000                                                         March 8, 2004

         FOR VALUE RECEIVED, the undersigned, IP Voice Communications, Inc., a Nevada corporation (the "Borrower"), promises to pay to the order of Digital Computer Integration Corp., a Texas corporation (the "Lender"), the principal amount of FOUR MILLION NINE HUNDRED THOUSAND NINE HUNDRED and 00/100 DOLLARS ($4,900,000) ("Principal"), with interest, upon the terms and conditions set forth in this Secured Convertible Promissory Note ("Note").

         1. Interest. Interest shall accrue on an annual basis at a rate of four percent (4%) and shall be due and payable on the Due Date (as defined below).

         2. Payment. Payments of both Principal and interest under this Note shall be made at the Lender's then-current address, or at such other place as the Lender shall designate in writing, in lawful money of the United States of America.

         3. Maturity and Prepayment. Principal outstanding on this Note shall be due and payable in full on March 8, 2006 (the "Due Date"). The Borrower may prepay this Note without penalty.

         4. Holidays, etc. In case any payment of Principal or interest on this Note becomes due on a day which is not a Business Day, then such payment shall not be due until the next succeeding day which is a Business Day. A "Business Day" shall be any day which is not a holiday or a day on which banks are authorized to close in the State of Illinois.

         5. Default. The following shall constitute a default under this Note (a "Default").

         (a) Failure to Make Timely Payments. Borrower shall fail to pay when due any installments of interest or principal under this Note.

         (b) Insolvency; Bankruptcy. Borrower admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of creditors; a receiver, liquidator, trustee or custodian is appointed for any assets of Borrower; Borrower becomes insolvent; a petition for bankruptcy, reorganization, or similar arrangement is filed regarding Borrower; or liquidation or dissolution proceedings concerning Borrower are instituted.

         Upon the occurrence of a Default, all payments of principal and interest shall become immediately due and owing to Lender without presentment, protest or notice or any further action of any kind, all of which are hereby expressly waived by Borrower. All rights and remedies of Lender are cumulative and may be exercised successively or concurrently with other rights Lender may have at law or in equity. Borrower agrees that it shall provide Lender with written notice promptly following the occurrence of a Default under clause (c) above.

         6.       Conversion Feature.

                  (a) Lender may, at any time, by giving notice to the Borrower, convert all or any portion of the principal and accrued interest under this Note into a number of shares of unregistered common stock of Borrower (the "Common Stock") equal to the amount principal and accrued interest to be converted divided by the weighted average of the market price of the Common Stock over the thirty days prior to the date of conversion, as reported by Bloomberg (the "Conversion Price"). In the event that, during such thirty-day period, Borrower shall have (i) made a distribution on its Common Stock in additional shares of Common Stock, (ii) subdivided its outstanding Common Stock into a greater number of shares, (iii) combined its outstanding Common Stock into a smaller number of shares, or (iv) recapitalized, reclassified or exchanged any Common Stock, whether as a result of merger or consolidation or otherwise, then in each such case the market price reported for days prior to such event shall be adjusted accordingly. Lender acknowledges and agrees that the shares of Common Stock issuable upon the conversion of this Note shall not be registered under the Securities Act of 1933 or any state securities law, and that Lender's transfer of such shares of Common Stock may be accordingly restricted.

                  (b) As a condition precedent to Lender's right to convert this
         Note into shares of Common Stock, Lender shall have delivered a notice of conversion to Borrower, in which Lender shall specify the amount of this Note to be converted, and shall contain certain customary representations, warranties and acknowledgements of Lender as to its investment intent, its status as an accredited investor, the unregistered and restricted nature of the Common Stock and other matters, which notice shall be reasonably acceptable to Borrower in form and substance.

                  (c) As promptly as practicable after, the Borrower shall issue and shall deliver to Lender at its address last given to the Borrower, or on Lender's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of the Note (or portion thereof) in accordance with the provisions of this
         Section 6 and cash as provided in subsection (c) hereof. Such conversion shall be deemed to have been effected at the close of business on the date of the Closing and at such time the rights of Lender as Lender shall and the person or persons in whose name or names any certificate or certificates for the Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the Common Stock. To the extent that Lender has elected to convert only a portion of the principal and accrued interest under this Note, Borrower, upon receipt of this Note duly cancelled, shall issue and shall deliver to Lender a convertible promissory note, of like tenor as this Note, for such remaining outstanding amount.

                  (d) No fractional shares of the Borrower shall be issued upon conversion of the Note. Instead of any fractional shares which would otherwise be issuable upon conversion of the Note or specified portions thereof, the Borrower shall pay to Lender a cash adjustment in respect of such fraction in an amount equal to such fraction multiplied by the applicable Conversion Price per share as of the date of conversion.

                  (e) The Borrower shall reserve and at all times keep available, free from preemptive rights, out of its authorized but unissued shares, for the purpose of effecting the conversion of this Note, such number of shares of its duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of this Note.



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

         7. Waiver and Release. The Borrower hereby waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and agrees that its liability shall be unconditional, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. The Borrower hereby consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution.

         8. Waiver by Lender. Lender shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder or otherwise available to it at law or in equity, unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in writing. A waiver with respect to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy with respect to a subsequent event.

         9. Severability. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10. Notices. All notices, requests, demands and other communications shall be in writing and shall be deemed to have been given when delivered by hand, mail, telegram, telex, facsimile transmission or by other means to the following addresses:

       to Borrower:        IP Voice Communications, Inc.
                           c/o Vergetech Incorporated
                           4860 Montfort Drive
                           Suite 210
                           Dallas, TX 75254
                           Phone: 972-386-3372 (x 209)
                           Fax: 972-386-8165

       with a copy to:

                           Gardner Carton & Douglas LLP
                           191 N. Wacker, Suite 3700
                           Chicago, IL 60606
                           Attention: David Matteson
                           Phone: 312-569-1145
                           Fax: 312-569-3145

       to the Lender:      Digital Computer Integration Corp.
                           1009 Jupiter Road
                           Suite 100
                           Plano, TX
                           Attn: Mr. Zenon "Bud" Maciekowicz, President
                           Phone:
                           Fax:

         11. Miscellaneous. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware.



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



         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                                      IPVOICE COMMUNICATIONS, INC.


                                      By___________________________________
                                      Its:


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